UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 10, 2021
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 10, 2021, the Board of Directors (the “Board”) of Toll Brothers, Inc. (the “Company”) increased the size of its Board from eleven to twelve directors and filled the newly created vacancy on the Board by appointing Derek T. Kan as a director. Mr. Kan’s initial term will last until the Company’s 2022 annual meeting of stockholders in March 2022 and until Mr. Kan’s successor shall have been duly elected and qualified, or until Mr. Kan’s earlier resignation or removal. There is no arrangement or understanding between Mr. Kan and the Company or any other person pursuant to which he was selected as a director. The Board has determined that Mr. Kan meets the independence standards established under the New York Stock Exchange corporate governance listing standards. Mr. Kan has not been appointed to any standing committee of the Board.
In connection with his appointment to the Board, and in accordance with the Company’s non-employee director compensation program, Mr. Kan will receive an annual cash retainer of $85,000 for serving on the Board, as well as annual cash retainers for service on any committees of the Board to which Mr. Kan may be appointed. In addition, Mr. Kan is expected to be granted restricted stock units (“RSUs”) with a grant date fair value of $165,000 in December 2022 for his service on the Board in fiscal 2022. Such RSUs are expected to vest ratably over two years from the date of grant. Both the annual cash retainer and RSUs will be pro rated to reflect Mr. Kan’s service during fiscal 2022.
Mr. Kan has entered into the Company’s standard form of indemnification agreement for non-executive directors, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2009.
A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

99.1*    Press release of Toll Brothers, Inc. dated December 14, 2021.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	December 14, 2021	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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